UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2025

Central Index Key Number of the issuing entity: 0001784958

BANK 2019-BNK20

(Exact name of Issuing Entity)

Central Index Key Number of the Registrant: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-06	38-4123673 38-4123674 38-7221365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

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Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of February 20, 2025, Green Loan Services LLC (“GLS”), a Delaware limited liability company, will act as special servicer for the Grand Canal Shoppes mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Grand Canal Shoppes Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the Morgan Stanley Capital I Trust 2019-H7 securitization (the “MSC 2019-H7 PSA”), replacing Situs Holdings, LLC as special servicer for such non-serviced loan combination. GLS was appointed at the direction of BlackRock Financial Management, Inc., the directing certificateholder under the MSC 2019-H7 PSA with respect to the Grand Canal Shoppes Non-Serviced Loan Combination. As special servicer for the Grand Canal Shoppes Non-Serviced Loan Combination, GLS will be responsible for the servicing and administration of the Grand Canal Shoppes Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Grand Canal Shoppes Non-Serviced Loan Combination when the Grand Canal Shoppes Non-Serviced Loan Combination is not specially serviced. Servicing of the Grand Canal Shoppes Non-Serviced Loan Combination will continue to be governed by the MSC 2019-H7 PSA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: February 20, 2025

BANK 2019-BNK20 – 8-K